SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement.

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X]

Definitive Proxy Statement.

[   ]

Definitive Additional Materials.

[   ]

Soliciting Material Pursuant to §240.14a-12.

MUTUALS.COM
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement
if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[   ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[   ]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

 GENERATION WAVE GROWTH FUND

VICE FUND

Each a Series of

MUTUALS.COM

700 North Pearl Street, Suite 900

Dallas, Texas 75201

June 2, 2006

Dear Shareholder:

The Board of Trustees of MUTUALS.com (the “Trust”) has called a special meeting of shareholders of the Generation Wave Growth Fund and the Vice Fund (the “Funds”) to be held on July 14, 2006 at 8:00 a.m., Central time, at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Floor 3, Milwaukee, Wisconsin 53202.  This letter provides a quick review of the purpose of the meeting and the proposals that you are being asked to approve.

Why is the special meeting being held?

The special meeting is being called for the purpose of obtaining approval by the shareholders of both Funds of two proposals.  The Board believes that approval by shareholders of both proposals is in the best interests of the Funds.

The two proposals concern:

(1)

a subadvisory agreement between the Funds’ investment advisor, Mutuals Advisors, Inc., and GNI Capital, Inc. with respect to the management of each Fund’s portfolio;  and

(2)

a “manager of managers” structure for the Funds that would permit its advisor to hire and replace subadvisors and to modify subadvisory agreements without shareholder approval.

Who is entitled to attend the special meeting?

All holders of record of each Fund’s outstanding shares as of the close of business on April 20, 2006 are entitled to vote at the special meeting.

Why is a subadvisory agreement being proposed?

In September 2005, Dan Ahrens, the former portfolio manager for the Funds, resigned.  Since then, the Board of Trustees has approved an interim structure by which two individuals previously uninvolved with management of the Funds, Michael Henry and Charles Norton, serve as co-portfolio managers.  After studying the issue, the Board believes that GNI Capital, Inc., of which Mr. Norton is concurrently an executive officer, is best equipped to serve as subadvisor to both Funds, subject to the oversight and review of Mutuals Advisors, Inc., the investment advisor to the Funds, and its President, Mr. Henry.

What happens if the subadvisory agreement is not approved?

If shareholders do not approve the subadvisory agreement, then the Board of Trustees will consider alternative arrangements, including proposing another subadvisor to manage the Funds or continuing the current interim structure.

Why is a “manager of managers” structure being proposed?

Because the special meeting has been called to obtain shareholder approval of a new subadvisory agreement, the Board of Trustees has deemed it advisable to recommend that shareholders approve a “manager of managers” structure for the Funds at the same time.   The Board of Trustees believes that a “manager of managers” structure provides the Funds with a timely and cost-effective mechanism to replace subadvisors without incurring the costs of obtaining shareholder approval.

What happens if the “manager of managers” structure is not approved?

If shareholders do not approve the “manager of managers” structure, then the Board of Trustees will be required to hold special meetings of shareholders and solicit proxies if the Board determines, in the best interests of the Funds, that a subadvisor should be replaced.

What is the Board of Trustees recommendation as to both proposals?

The Board of Trustees, has unanimously approved these proposals and recommends that shareholders vote in favor of each of them.

What is being included in this packet?

This packet contains a notice of the special meeting, a proxy card and a proxy statement containing information about the matters to be acted upon.

What if I cannot attend the special meeting in person?

Whether or not you plan to attend the special meeting and regardless of the number of shares of the Funds that you own, please sign and return the enclosed proxy card in the postage prepaid envelope provided.  You also may vote by toll-free telephone or by internet according to the instructions noted on the enclosed proxy card.

Thank you for investing in the Funds and for your continuing support.

Sincerely,

/s/ Michael J. Henry

Michael J. Henry

President

MUTUALS.COM

GENERATION WAVE GROWTH FUND

VICE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting of shareholders of the Generation Wave Growth Fund and the Vice Fund (each, a “Fund” and collectively, the “Funds”), each a series of MUTUALS.com (the “Trust”), will be held at 8:00 a.m. Central time, on July 14, 2006, at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Floor 3, Milwaukee, Wisconsin 53202.  The meeting is being held to consider and vote on the following proposals as well as any other business that may properly come before the meeting or any adjournment thereof:

1.	approval of a subadvisory agreement between Mutuals Advisors, Inc., the Funds’ investment advisor (the “Advisor”), and GNI Capital, Inc. (“GNI”);

2.	approval of a proposal to permit the Funds’ advisor to hire and replace subadvisors or to modify subadvisory agreements without shareholder approval; and

3.	to transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on April 20, 2006, the record date for this special meeting, will be entitled to notice of, and to vote at, the special meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE YOUR PROXY BY

TOLL-FREE TELEPHONE OR INTERNET

IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

As a shareholder of a Fund, you are asked to attend the special meeting either in person or by proxy.  If you are unable to attend the special meeting in person, we urge you to vote by proxy.  You can do this in one of three ways:  by (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number or (3) using the internet.  Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses to the Funds associated with further solicitation.  Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting by submitting to the Secretary of MUTUALS.com a written notice of revocation or a subsequently signed proxy card.  A prior proxy can also be revoked by voting again through the website or toll-free number noted on the enclosed proxy card.

By Order of the Board of Trustees,

/s/ Rachel A. Spearo

Rachel A. Spearo

Secretary

Milwaukee, Wisconsin

June 2, 2006

MUTUALS.COM

GENERATION WAVE GROWTH FUND

VICE FUND

700 North Pearl Street, Suite 900

Dallas, Texas 75201

PROXY STATEMENT

Introduction.  We are furnishing this proxy statement to shareholders of the Generation Wave Growth Fund and the Vice Fund (each, a “Fund” and collectively, the “Funds”), each a series of MUTUALS.com, a Delaware statutory trust (the “Trust”), in connection with the solicitation of proxies by the Board of Trustees of the Funds for a special meeting of shareholders to be held on July 14, 2006 at 8:00 a.m. Central time or any adjournment thereof.  The purpose of the meeting is to seek shareholder approval of a subadvisory agreement between Mutuals Advisors, Inc., a Texas corporation (the “Advisor”), and GNI Capital, Inc., a South Carolina corporation (“GNI”), and shareholder approval of a proposal that would permit the Funds’ advisor to hire and replace subadvisors and to modify subadvisory agreements without shareholder approval.  The Trust expects to mail this proxy statement, notice of the special meeting and proxy card on or about June 2, 2006 to the shareholders of record of each Fund.

Record Date/Shareholders Entitled to Vote.  Shareholders of record of each Fund at the close of business on April 20, 2006, the record date, are entitled to vote at the meeting and any adjournments thereof and will be entitled to one vote per full share (and a fractional vote per fractional share) for each share owned on the record date.

PROPOSAL 1:

APPROVAL OF PROPOSED SUBADVISORY AGREEMENT
BETWEEN THE ADVISOR AND GNI.

The Advisor is the investment advisor to the Generation Wave Growth Fund pursuant to an investment advisory agreement with the Trust dated June 14, 2001 (the “Generation Advisory Agreement”) and to the Vice Fund pursuant to an investment advisory agreement with the Trust dated May 21, 2002 (the “Vice Advisory Agreement”).

Both the Generation Advisory Agreement and the Vice Advisory Agreement had initial two-year terms, and each is subject to annual renewals provided that specific approval is obtained at least annually from the Board of Trustees of the Trust or from the holders of a majority of the outstanding voting securities of each Fund.  In either event, both the Generation Advisory Agreement and the Vice Advisory Agreement must also be approved by a majority of the Trustees of the Trust who are neither parties to the Generation Advisory Agreement or Vice Advisory Agreement nor “interested persons” (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) at a meeting called for the purpose of voting on such approval.  At a meeting of the Trustees held on November 15, 2005, the Trustees (including a separate vote of the Independent Trustees), approved the renewal of the Generation Advisory Agreement and the Vice Advisory Agreement through July 31, 2006.

Under the terms of both the Generation Advisory Agreement and the Vice Advisory Agreement, the Advisor may employ other parties to assist it in carrying out its responsibilities, at its own cost and expense.

On September 7, 2005, Dan S. Ahrens tendered his resignation as President and Treasurer of the Advisor and portfolio manager of the Funds.  On September 8, 2005, the Advisor accepted Mr. Ahrens’ resignation and appointed Michael J. Henry as its President and Treasurer and portfolio manager of the Funds.  On September 28, 2005, the Advisor retained Charles L. Norton as a Vice President, and as of that date Messrs. Henry and Norton, with the Board’s approval, undertook responsibility as co-portfolio managers of the Funds.

Since September 28, 2005, Mr. Norton has served in a dual status; serving as Vice President of the Advisor and co-portfolio manager of the Funds and also serving as an executive officer of and part-owner of GNI.  The Board approved the short-term dual status of Mr. Norton until the Board of Trustees could decide on a long-term approach.

On April 24, 2006, the Trustees, including the Independent Trustees, unanimously approved a subadvisory agreement between the Advisor and GNI dated July 31, 2006 (the “Subadvisory Agreement”), pursuant to which GNI will serve as each Fund’s subadvisor and, subject to the Advisor’s oversight and review, have sole responsibility to manage each Fund’s portfolio assets.  Implementation of the Subadvisory Agreement is subject, however, to shareholder approval at the special meeting.  The Advisor recommended the addition of GNI as a subadvisor to the Funds after evaluating a number of subadvisor candidates, including analysis of each prospective firm’s investment process, strategy and long-term performance record.

Board Consideration of the Subadvisory Agreement.  At a meeting held on April 24, 2006, the Trustees discussed the proposed engagement of GNI and the Subadvisory Agreement.  Based on its review of the Advisor’s recommendation to retain GNI, the Board determined that GNI should be engaged to manage each Fund’s portfolio, subject to the oversight and review of the Advisor.  In evaluating the Subadvisory Agreement, the Board reviewed materials furnished by the Advisor and GNI relevant to its decision, such as GNI’s Form ADV and Code of Ethics and information regarding GNI’s compliance program, investment strategy, trading procedures, personnel and financial condition.  The Board also reviewed GNI’s responses to a detailed request submitted by the Funds’ legal counsel on behalf of the Independent Trustees.  At the April 24, 2006, meeting, representatives from GNI discussed GNI’s background, organization, performance history and investment philosophy.

In the course of their consideration of the Subadvisory Agreement, the Independent Trustees received and reviewed a substantial amount of information provided by GNI, and they met in executive session and were advised by their independent legal counsel.  In approving the agreement, the Trustees considered the following factors and made the following conclusions:

●

Nature, extent and quality of the services to be provided.  The Board reviewed and considered GNI's investment style, its key personnel proposed to provide investment management services to the Funds and its financial condition, including the restructuring of its ownership, which resulted in Centillion Partners acquiring ownership of all of GNI’s outstanding shares.  The Board also considered services to be provided by GNI under the Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to each Fund's investment restrictions and assisting with the Funds’ compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services proposed to be provided by GNI to each Fund were appropriate, and determined that the Funds should retain GNI as subadvisor because the Funds were likely to benefit from GNI’s investment strategy.

●

Investment performance of the Funds and GNI.  From September 28, 2005 through March 31, 2006, during which time Mr. Norton served as co-portfolio manager of the Funds, the Board noted that the Vice Fund gained 12% and the Generation Wave Growth Fund gained 9%, compared to the S&P 500’s total return, including dividends, for the same time period of 6.38%.  The Board also considered Mr. Norton’s portfolio commentary and familiarity with the Funds since becoming co-portfolio manager, including his discussions of the reasons for the Funds’ performance.

The Board considered historical performance data for GNI’s management of various private accounts most similar in nature to the Funds.  The Board noted that a private account managed by GNI similar to the Vice Fund, focusing on growth equities with infrequent short-term trading, exceeded the return of its benchmark, the S&P 1500 Index, on a gross of fees basis for six of the seven years of its existence.  Similarly, the Board noted that a private account managed by GNI similar to the Generation Wave Growth Fund, focusing on exchange-traded funds (“ETFs”), narrowly trailed its benchmark, the S&P 1500 Index, on a gross of fees basis for its single year of existence.

The Morningstar rating for the Vice Fund was upgraded from three-stars to four-stars, and the ranking of the Vice Fund’s three-year annualized return among its peer group rose from the 65th percentile to the 8th percentile during the time period from September 28, 2005 through March 31, 2006 while the Generation Wave Growth Fund maintained its five-star Morningstar rating, and its three-year annualized return among its peer group rose from the 10th percentile to the 7th percentile during the same time period.  The Board noted that Mr. Norton was co-portfolio manager for the Funds for only a portion of the time period in which the three-year annualized return data was calculated by Morningstar.  The Board noted the performance of the Funds since Mr. Norton became co-portfolio manager, including the fact that each Fund’s performance exceeded its benchmark.  The Board concluded that GNI appeared to have an effective investment process.

●

Proposed fees.  The Board determined that the proposed subadvisory fee of 0.12% of the Generation Wave Growth Fund’s average daily net assets and the proposed subadvisory fee of 0.08% of the Vice Fund’s average daily net assets was appropriate in light of each Fund’s investment style, and in comparison to the fees paid by other advisory clients of GNI.  In evaluating the subadvisory fee, the Board noted that the subadvisory fee will be paid by the Advisor and that therefore the overall advisory fee paid by each Fund will not be directly affected by the subadvisory fee.

●

Costs and profitability.  The Board did not request any specific information regarding the costs of services to be provided to the Funds, or the profits that GNI might realize, because GNI had not previously served as a subadvisor to the Funds.  Therefore, this particular factor was not relevant to the Board’s consideration of the Subadvisory Agreement.

●

Economies of scale.  The Board considered whether there might be economies of scale in the management of the Funds if the assets of the Funds were to increase significantly. However, it concluded that the assets of the Funds were not likely to increase in the foreseeable future to such an extent that there would be meaningful economies of scale realized in the management of the Funds.

●

Benefits to GNI.  The Board considered information presented regarding any benefits to GNI or its affiliates from serving as subadvisor to the Funds (in addition to the subadvisory fee). The Board noted that GNI does not intend to participate in soft-dollar arrangements with regard to the Funds’ brokerage. The Board concluded, however, that success of the Funds could attract other business to GNI.

Terms of the Subadvisory Agreement with GNI.  Shareholders are being asked to approve the Subadvisory Agreement.  The following discussion of the Subadvisory Agreement is qualified in its entirety by reference to the form of the agreement set forth in Appendix A.

Services

The Subadvisory Agreement obligates GNI to: (i) manage the investment operations and composition of each Fund’s investment portfolio, including the purchase, retention and disposition of securities in accordance with each Fund’s investment objective, policies and restrictions as stated in such Fund’s prospectus and statement of additional information and any supplements thereto; (ii) maintain all books and records required to be maintained pursuant to the 1940 Act with respect to its management of the Funds; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund’s registration statement and prospectus or as the Board of Trustees or the Advisor may direct from time to time, in conformity with federal securities laws; (iv) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the Funds with the Board of Trustees; (v) assist in the fair valuation of securities; (vi) provide compliance reports to the Advisor and/or the Trust’s Chief Compliance Officer; and (vii) perform other duties in connection with its sub-advisory activities.

Expenses and Brokerage

GNI shall bear its own expenses incurred in connection with the performance of its services under the agreement, other than brokerage commissions and other expenses of the Funds. GNI is authorized to pay a broker or dealer a commission in excess of the amount of commission another broker or dealer may have charged for effecting the same transaction if GNI determines in good faith that the commission amount is reasonable in relation to the value of brokerage and research services provided by the broker or dealer.

Investment Subadvisory Fees

As payment for its services, the Advisor, and not the Funds, would pay GNI a fee at the annual rate of 0.12% of the Generation Wave Growth Fund’s average daily net assets, and an annual rate of 0.08% of the Vice Fund’s average daily net assets.

Limitations on Liability

The Subadvisory Agreement provides certain limitations on GNI’s liability, but also provides that GNI shall not be protected against any liability to the Advisor, the Trust, the Funds or their shareholders by reason of willful misfeasance, conduct that is unlawful or contrary to the Subadvisory Agreement, gross negligence or reckless disregard on GNI’s part in the performance of its duties or obligations.

Duration and Termination

The Subadvisory Agreement will become effective on July 31, 2006, assuming approval by shareholders at the special meeting.  The Subadvisory Agreement has an initial term of two years, and will continue thereafter for one year terms if such continuation is approved annually: (i) by the vote of a majority of the Board of Trustees of the Trust, including a majority of the trustees who are not parties to the Subadvisory Agreement or “interested persons” of any such party or (ii) by the vote of a majority of the outstanding voting securities of each Fund.

The Subadvisory Agreement may be terminated at any time, without payment of any penalty:  (i) by the vote of a majority of the Board of Trustees of the Trust, by the vote of a majority of the outstanding voting securities of a Fund or by the Advisor, in each case upon not more than 60 days’ written notice; or (ii) by GNI upon not less than 120 days’ written notice to Advisor, the Trust, and the Funds.  The Subadvisory Agreement shall also terminate automatically in the event of its assignment (as defined under the 1940 Act) or upon the termination of the advisory agreement between the Trust and the Advisor.

Information About GNI.  GNI was organized as a South Carolina corporation and is located at 15455 Dallas Parkway, Suite 600, Addison, Texas 75001.  GNI is registered as an investment advisor with the Securities and Exchange Commission, and has provided investment management services since 1997.  GNI was formerly known as Millennium Investment Advisors, Inc. and Blue Ridge Advisors, Inc.  prior to changing its name to GNI Capital, Inc. in 2001.  As of March 31, 2006, GNI had approximately $41 million in assets under management.  GNI provides portfolio management services for individuals, corporations, charitable organizations, pooled investment vehicles, and pension and profit-sharing plans.

GNI is a wholly-owned subsidiary of Centillion Partners, Inc., a financial services holding company.  Information about the principal executive officers and directors of GNI is set forth in the following table.

Name	Positions with GNI
Allen R. Gillespie, CFA	Principal – portfolio management and research; Director
Charles L. Norton, CFA	Principal – portfolio management and research; Director
Philip H. Brice	Principal – marketing and client relations; Director
Ken J. Vilcheck	Principal – marketing and client relations; Director
David Dameron	Managing Director – compliance

Mr. Gillespie, Mr. Norton, Mr. Brice, Mr. Vilcheck and Mr. Dameron are each considered a control person of GNI due to their indirect ownership of, and/or their position with, GNI.  Mr. Norton’s address is 15455 Dallas Parkway, Suite 600, Addison, Texas 75001. The address of Mr. Gillespie, Mr. Brice, Mr. Vilcheck and Mr. Dameron is 125 The Parkway, Suite 201, Greenville, SC 29615.

GNI Investment Philosophy.  GNI believes the markets are generally efficient over the long-term, but can be volatile in the short-term as investors display emotional reactions to the financial markets in the form of fear and greed.  GNI believes that investors can take advantage of short-term emotional reactions and longer-term market trends by employing a systematic, opportunistic, and quantitatively driven investment process.

To identify and capitalize on investment opportunities, GNI employs a multifactor analytical process that emphasizes four major categories of variables:

•

macroeconomic climate,

•

company fundamentals,

•

measurable calendar events, and

•

investor sentiment.

This process has been employed for the Funds since Mr. Norton’s appointment as co-portfolio manager in September 2005 and for the other clients of GNI since 1997.

The Vice Fund

GNI will begin its multifactor investment process in management of the Vice Fund, with an initial screen for those companies deriving a substantial portion of their revenues from products or services that may be considered “politically incorrect.”  Generally, these are companies with approximately 25% or more of their revenues coming from the tobacco, alcohol, gaming, defense, and similar industry groups.

GNI will then employ its multifactor process to identify investments that it believes provide the most opportunity for capital appreciation. Some of the factors, and the categories they fall into, may include:

•

macroeconomic climate (including factors such as credit spreads, dividend yield and earnings payout ratios, earnings growth rates and money supply growth);

•

company fundamentals (including factors such as valuation, sales and earnings growth, profitability, indebtedness and competitive position);

•

measurable calendar events (including factors such as budget announcements, legal proceedings, new property development and openings, acquisitions, new distribution agreements and new management teams); and

•

investor sentiment (including factors such as yields on investment grade bonds, volatility, option prices, put/call ratios and advance/decline statistics).

Once a potential holding has been identified, GNI considers industry concentration and individual stock concentration, as well as the company’s market capitalization, float, beta, and other characteristics of the stock and its impact on the overall portfolio.

Finally, GNI is focused on controlling implementation costs.  GNI realizes that ultimately trading costs associated with buying or selling a security may impair performance.   As a performance-driven firm, GNI strives to control these costs.

Generation Wave Growth Fund

GNI will use the multifactor process described above to identify which investments it believes provide the most opportunity for capital appreciation and to try to position the Generation Wave Growth Fund to benefit from those industry sectors that are positioned to benefit from the powerful, long term population trend relating to the aging of the American population.

As 77 million “baby boomers” move toward retirement, GNI believes that the structure of society will be significantly impacted.  Entire industries, such as health care, financial services, and technology, will be reshaped by the changing needs and spending habits of the baby boomer generation.

The same analysis will apply to the macroeconomic environment detailed above, with a particular focus on demographics. In addition, the fundamental analysis in GNI’s process will be applied to mutual fund characteristics such as assets under management, manager tenure, and performance, as well as other criteria.

GNI will use its multifactor analytical process, including its experience with ETFs and mutual funds, in managing the Generation Wave Growth Fund by investing in ETFs and other mutual funds GNI believes can best benefit from the demographic shift currently underway.

Portfolio Manager.  If the Subadvisory Agreement is approved, then subject to the oversight and review of the Advisor, Charles L. Norton and Allen R. Gillespie will serve as co-portfolio managers of the Generation Wave Growth Fund and the Vice Fund.  Since September 28, 2005, Mr. Norton has served in a dual employee status; serving as Vice President of GNI and as Vice President of the Advisor and co-portfolio manager, with Mr. Henry, of the Funds.

Prior to joining GNI in 2000, Mr. Norton was an analyst at Gotham Capital Management, a New York-based hedge fund, from June, 1998 to December, 1999.  From June, 1996 to June, 1998, Mr. Norton served as an analyst in the investment banking division of Salomon Smith Barney.   Mr. Norton received his B.S.M. from Tulane University and earned the Chartered Financial Analyst (“CFA”) designation in 2003.

Prior to forming GNI in 1997, Mr. Gillespie was a registered representative at Smith Barney/Robinson-Humphrey from 1995 until 1997. In 1997, he began managing private client portfolios, and founded and managed the Blue Ridge Total Return Fund until 1999. In addition to his advisory work, Mr. Gillespie provided independent research to Gotham Capital Management from 1998 to 1999.  Mr. Gillespie received his B.A. from Washington & Lee University and earned the CFA designation in 1999.   In 2005, Mr. Gillespie was appointed to the South Carolina Retirement System Investment Commission.

Board Recommendation.  Based on its review of the foregoing, the Board believes that the terms and conditions of the Subadvisory Agreement are fair to, and in the best interests of, each Fund and its shareholders.  Accordingly, the Board unanimously recommends that the shareholders of each Fund vote to approve the Subadvisory Agreement.

If the shareholders of a Fund do not approve the Subadvisory Agreement, then GNI will not be engaged as a subadvisor to that Fund and the Board will consider possible alternative arrangements, including proposing another subadvisor to manage the Fund or continuing the current interim structure.

PROPOSAL 2:

APPROVAL OF PROPOSAL TO PERMIT EACH FUND’S INVESTMENT ADVISOR TO HIRE AND REPLACE SUBADVISORS OR TO MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

Under Section 15(a) of the 1940 Act, an investment advisor to a mutual fund cannot select subadvisors and enter into a subadvisory agreement without obtaining shareholder approval.  Shareholders must also approve any material amendments to an existing subadvisory agreement between an advisor and a subadvisor.  Accordingly, the Board of Trustees has called the special meeting to seek shareholder approval of the Subadvisory Agreement with GNI described in Proposal 1.  Similarly, a shareholder vote would be required in the future should the Funds’ Board of Trustees and/or its advisor determine that it is in the best interests of a Fund to employ a subadvisor other than a Fund’s current subadvisor.

If a Fund were to apply for and receive an exemption from the requirements under Section 15(a) of the 1940 Act from the SEC (an “SEC Order”), then that Fund would not be required to seek shareholder approval of proposed changes in subadvisors or subadvisory agreements.  In 2003 the SEC proposed a new rule, Rule 15a-5 under the 1940 Act (“Rule 15a-5”), that would permit one or more advisors to act as subadvisors to a mutual fund without shareholder approval.  If adopted, the proposed rule would eliminate the need for a fund to obtain an SEC Order before its investment advisor may retain, terminate or amend subadvisory arrangements without shareholder approval.  This structure is commonly known as a “manager of managers” structure.  The SEC believes that proposed Rule 15a-5 would benefit shareholders by allowing funds to terminate poorly performing subadvisors and hire new subadvisors without shareholder approval, which would eliminate the need for funds to hold a shareholder meeting or obtain an SEC Order, either of which can be costly and time consuming.  Rule 15a-5, as proposed, would require that the subadvisors retained to manage a fund be unaffiliated with the investment advisor, directors, trustees and officers of the investment advisor and the fund.

If Rule 15a-5 is adopted as proposed, the Advisor will comply with the conditions of the rule prior to engaging, terminating or modifying subadvisory agreements without shareholder approval.  If Rule 15a-5 is not adopted in the near future, the Funds may consider seeking an SEC Order.  In either case, a Fund must obtain shareholder approval before it may implement the manager of managers structure.  Because a special meeting has been called for purposes of obtaining shareholder approval of the Subadvisory Agreement, the Board of Trustees of the Funds deemed it advisable to recommend that shareholders approve the manager of managers arrangement at the same time, to avoid the time and expense of holding another shareholder meeting in the future.

Even if each Fund’s shareholders approve this manager of managers proposal, such a structure would not become effective unless a Fund applies for and obtains an exemption from the requirements under Section 15(a) of the Investment Company Act of 1940, as amended, or the Commission adopts proposed Rule 15a-5.  There is no guarantee that a Fund will apply for, or obtain, an SEC Order or that the SEC will adopt Rule 15a-5 as currently proposed permitting the manager of managers structure described above.

Any engagement or termination of a subadvisor or any change in a subadvisory agreement would require approval of the Board of Trustees of the Funds, including the Independent Trustees., even if this manager of managers proposal is approved by the shareholders. The manager of managers structure does not permit the Advisor to increase the investment advisory fees paid by each Fund without shareholder approval.  The Advisor would retain only unaffiliated subadvisors to manage the Funds and would comply with any other conditions required by Rule 15a-5 or the SEC Order, as applicable.  The Board of Trustees believes that each Fund will benefit from a manager of managers structure because it would allow the Advisor to retain or replace subadvisors without the delay and cost associated with holding a shareholder meeting and soliciting proxies.

Board Recommendation.  The Board unanimously recommends that the shareholders of each Fund vote to approve the proposal to permit the Advisor to hire and replace subadvisors or modify subadvisory agreements without shareholder approval.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the proposals as set forth above.  If any matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Required Vote.  Approval of each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of each Fund present at the meeting in person or by proxy if the holders of more than 50% of the outstanding shares are present at the meeting or represented by proxy, or (b) more than 50% of each Fund’s outstanding shares.

Shares Outstanding.  As of the close of business on April 20, 2006, the record date, 4,350,390.095 shares of the Generation Wave Growth Fund were outstanding and entitled to vote at the special meeting, and 2,834,648.332 shares of the Vice Fund were outstanding and entitled to vote at the special meeting.

Share Ownership Information.  As of April 20, 2006, the officers and Trustees of the Trust, as a group, owned less than 1% of the Generation Wave Growth Fund’s outstanding shares, and less than 1% of the Vice Fund’s outstanding shares.

As of April 20, 2006, the following shareholders owned of record or are known by the Trust to own of record or beneficially more than 5% of the outstanding shares of each Fund:

Name and Address	Fund	Number of Shares	Percentage
National Financial Services LLC* For the Exclusive Benefit of Custodian 200 Liberty Street New York, NY 10281-1003	Vice Fund	733,692.423	25.88%

National Investor Services* 55 Water Street, 32nd Floor New York, NY 10041-0028	Vice Fund	158,893.368	5.61%

* The Trust believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

As of April 20, 2006, no person owned a controlling interest (i.e., more than 25%) in the Generation Wave Growth Fund.  However, National Financial Services LLC owned a controlling interest in the Vice Fund. Shareholders with a controlling interest could affect the outcome of voting at the special meeting.

Proxies.  Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy.  You can do this in one of three ways.  You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-888-221-0697; or you may vote by internet in accordance with the instructions noted on the enclosed proxy card.  Your shares for each Fund will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR each proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting.  Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person.  A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card.  If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof.  Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum.  A quorum must be present at the meeting for the transaction of business.  The holders of record of one-third of each Fund’s shares outstanding at the close of business on the record date present at the meeting in person or by proxy will constitute a quorum. Abstentions and broker non-votes (votes from brokers or nominees indicating that they have not received instructions from beneficial owners on an item for which the broker or nominee does not have discretionary power), if any, are counted toward a quorum but do not represent votes cast FOR a proposal, and effectively result in a vote AGAINST that proposal.  In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the special meeting to a later date to permit further solicitation of votes.  Any such adjournment will require the affirmative vote of a majority of shares voting on the adjournment.  A shareholder vote may be taken for a proposal in this proxy statement prior to any adjournment if sufficient votes have been received for approval.  When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of any proposal in favor of adjournment and will vote all proxies required to be voted AGAINST any such proposal against adjournment.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Trust primarily by mail.  The solicitation may also include telephone, facsimile, internet or oral communication by certain officers or employees of the Trust, the Advisor, or U.S. Bancorp Fund Services, LLC (the Fund’s administrator and transfer agent) who will not be paid for these services.  In addition, the Advisor has retained ADP Management Information Services to assist in the solicitation of proxies for a fee of approximately $10,800.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction.  The Advisor will bear the costs of the special meeting, including legal costs and the costs of the solicitation of proxies.  The Advisor will reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of each Fund.

Only one proxy statement, along with multiple proxy cards, as necessary, is being delivered to multiple shareholders who share an address, unless the Trust has received contrary instructions from one or more of the shareholders. The Trust will deliver, promptly upon oral or written request, a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered.

Shareholders can notify the Trust that they wish to receive a separate copy of this proxy statement, or wish to receive a separate proxy statement in the future, by calling toll-free 1-866-264-8783 or by writing to the Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Multiple shareholders sharing an address can request to receive a single copy of proxy statements in the future if they are currently receiving multiple copies of proxy statements by calling or writing to the Trust as indicated above.

Copies of each Fund’s most recent annual report and the most recent semi-annual report succeeding the annual report are available without charge, upon request, by writing to the Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling the Funds, toll-free, at 1-866-264-8783.

LEGAL PROCEEDINGS

On December 4, 2003, the Securities and Exchange Commission (“SEC”) filed a civil action (the “Action”) in the United States District Court for the Northern District of Texas against MUTUALS.com, Inc. a registered broker-dealer and the previous investment advisor to the Funds (the “Prior Advisor”); two affiliated broker-dealers: Connely Dowd Management, Inc. (“CDM”) and MTT Fundcorp, Inc. (“MTT”); and the following individuals: Richard Sapio, the former CEO of the Prior Advisor; Eric McDonald, the former President of the Prior Advisor and CDM; and Michele Leftwich, the former compliance officer of the Prior Advisor and President of MTT.

The Action alleges that the Prior Advisor, acting as a broker dealer, acted to facilitate certain improper trading practices known as “market timing” and “late trading” by institutional hedge funds with respect to certain mutual fund companies unaffiliated with the Funds. There were no allegations concerning the Funds or the Advisor.

Simultaneously with the filing of the Action, the Prior Advisor and the SEC stipulated to the entry of an order appointing Mr. Ralph S. Janvey, Esq. of Dallas, Texas as a Special Monitor of the Prior Advisor.

The Trustees of the Funds are actively monitoring these matters and intend to take appropriate action if and when necessary.

On or about August 11, 2004, the U.S. Attorney for the Southern District of New York informed Richard Sapio, Eric McDonald and Michele Leftwich, three former executives of the Prior Advisor that they had been charged with wire fraud and securities fraud.  The charges against the former executives stem from the same market timing activities alleged in the civil action filed by the SEC against the three former executives and the Prior Advisor in December 2003.  The wire fraud charges carry a maximum penalty of thirty years in prison and a fine of $1 million or twice the gross gain or gross loss from the offense, whichever is greater. The securities fraud charges carry a maximum penalty of twenty years in prison and a fine of $5 million or twice the gross gain or gross loss from the offense, whichever is greater.  Mr. Sapio, Mr. McDonald and Ms. Leftwich resigned from their positions with the Prior Advisor in February, 2004.  Mr. Sapio controls Mutuals Capital Alliance, Inc. (formerly known as Mutuals.com Holdings Corp.), the parent company of the Advisor.  The Advisor is a new entity of which Michael J. Henry is the President and Treasurer.

There are no charges or allegations of wrongdoing against the Funds, the Advisor or GNI.

Additional lawsuits or regulatory actions arising out of the circumstances above, and presenting similar allegations and requests for relief, may be served or filed against the Funds or the Advisor and related entities and individuals in the future.

If the SEC or the U.S. Attorney were to obtain a court injunction or a conviction against the Prior Advisor and/or Mr. Sapio, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment advisor for any registered investment company, including the Funds. In such a case, the Advisor would seek exemptive relief from the SEC, as contemplated by the Investment Company Act of 1940, although there is no assurance that such exemptive relief would be granted. The SEC also has the power, by order, to prohibit the Advisor from serving as an investment advisor.

SERVICE PROVIDERS

Mutuals Advisors, Inc., 700 North Pearl Street, Suite 900, Dallas, Texas 75201, serves as investment advisor to the Funds.  U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent, fund accountant and fund administrator to the Funds.  U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Funds. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as distributor to the Funds.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Trust is not required to hold annual or other periodic meetings of shareholders, and does not intend to do so, except as required by the 1940 Act or the Trust’s Declaration of Trust or Bylaws. The next meeting of shareholders will be held at such time as the Trustees of the Trust may determine or at such time as may be legally required. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Trust hereafter called should send the proposal to the Secretary of the Trust c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Delaware law.

       By Order of the Board of Trustees,

      /s/ Rachel A. Spearo

Rachel A. Spearo

Secretary

Milwaukee, Wisconsin

June 2, 2006

Appendix A

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT (the “Agreement”) is entered into as of the 31st day of July, 2006 by and between Mutuals Advisors, Inc., a Texas corporation (“Advisor”) and GNI Capital, Inc., a South Carolina corporation (“Subadvisor”).

W I T N E S S E T H

WHEREAS, MUTUALS.com, a Delaware statutory trust (the “Trust”), is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Investment Advisory Agreement between the Trust and the Advisor (the “Advisory Agreement”), the Trust has retained Advisor to act as its investment advisor;

WHEREAS, the Advisory Agreement permits Advisor to delegate certain of its duties to a subadvisor, subject to the requirements of the 1940 Act; and

WHEREAS, Advisor desires to retain Subadvisor as subadvisor for the Generation Wave Growth Fund and the Vice Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Trust.

NOW, THEREFORE, Advisor and Subadvisor mutually agree as follows:

1.

Appointment as Subadvisor.  Advisor hereby retains Subadvisor to act as subadvisor for the Funds, subject to the supervision of Advisor and the Board of Trustees of the Trust and subject to the terms of this Agreement, and Subadvisor agrees to accept such employment.

2.

Duties of Subadvisor.

(a)

Investments.  Subject to the 1940 Act, the direction of Advisor, the Board of Trustees of the Trust and the investment policies and restrictions of the Funds as set forth in the Trust’s current registration statement on Form N-1A, Subadvisor is authorized and directed to purchase, hold, sell and monitor on a continuous basis investments for the account of each Fund (the “Investments”).  In providing these services, Subadvisor will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Investments.  Advisor will provide Subadvisor with reasonable assistance in connection with Subadvisor’s activities under this Agreement, including without limitation, providing information concerning the Funds, the daily funds available for investment and general affairs of the Trust as Subadvisor may request.

(b)

Allocation of Brokerage.  Subject to the supervision of Advisor and the Board of Trustees of the Trust, Subadvisor is authorized and directed to establish and maintain accounts on behalf of each Fund, place orders for the purchase and sale of Investments with or through such persons, brokers or dealers as Subadvisor may elect, and negotiate commissions to be paid on such transactions.  In selecting brokers or dealers and placing orders, Subadvisor will seek to obtain the most favorable combination of price and execution available (considering all factors it deems relevant under the circumstances, including price, size of transaction, nature of the market for the security, amount of commission, if any, timing, reputation of broker or dealer and other factors), except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as provided below.

Subadvisor may cause the Funds to pay a broker that provides brokerage and research services to the Subadvisor a commission in excess of the commission that another broker would have charged for effecting that transaction provided (i) Subadvisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker in the terms of the particular transaction; (ii) such commission is paid in material compliance with all applicable state and federal laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, and in accordance with this Agreement, and (iii) in the opinion of the Subadvisor, the total commissions paid by the Funds will be reasonable in relation to the services received.  Subadvisor shall provide such information regarding any such “soft dollar” arrangements that the Subadvisor maintains with respect to the Funds as may be requested from time to time by the Funds and the Advisor.

To the extent not prohibited by applicable law, Subadvisor may aggregate the securities to be sold or purchased to seek to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of these securities and the expenses incurred in the transaction will be made by Subadvisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and its other clients.

(c)

Securities Transactions.  Subadvisor and any of its affiliated persons will not purchase securities or other instruments from or sell securities or other instruments to the Funds; provided, however, Subadvisor may purchase securities or other instruments from or sell securities or other instruments to the Funds if such transaction is permissible under applicable law and a Fund’s procedures or in accordance with an exemptive order.

(d)

Books and Records.  Subadvisor will maintain all books and records required to be maintained pursuant to the 1940 Act with respect to its management of the Funds, including without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions, and will furnish to Advisor or the Funds in a timely manner copies of all such books and records upon written request.  Subadvisor will also preserve such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act.

(e)

Information Provided by Subadvisor.  As Advisor or the Board of Trustees of the Trust may reasonably request, Subadvisor will furnish reports on portfolio transactions and reports on Investments held in the portfolio in such detail as the requesting party may reasonably request.  Subadvisor will prepare, subject to review by the Advisor, a letter to shareholders to be included in each Fund’s semi-annual and annual reports.  As mutually agreed upon by the parties to this Agreement, Subadvisor also will provide the Funds and Advisor quarterly economic and investment analyses and reports or other investment services normally available to Subadvisor’s other clients.  Upon reasonable advance notice, Subadvisor will make its officers and employees available to meet with Advisor and the Trust’s Board of Trustees at the Trust’s principal place of business or another mutually agreed location to review the Investments of the Funds.  Subadvisor will inform the Trust and Advisor of material changes in investment strategy, tactics, ownership or key personnel.  Subadvisor also will provide information to the Advisor to assist the Advisor in ensuring the Fund’s compliance with the Internal Revenue Code of 1986, the 1940 Act, the Securities Act of 1933, as amended (the “1933 Act”), and any state securities law, rule or regulation.

(f)

Custody Arrangements.  Subadvisor acknowledges receipt of a Custody Agreement for the Funds and, to the extent within its control, will comply in all material respects with the provisions of that agreement that relate to the Subadvisor’s duties hereunder.  On each business day, Subadvisor will provide the Funds’ custodian with information relating to all transactions concerning each Fund’s assets as Advisor or the custodian reasonably requests.

(g)

Voting of Proxies.  Subadvisor shall be responsible for voting proxies with respect to securities held by the Funds.  Subadvisor shall provide the Trust, in a timely manner, the proxy voting records of the Funds as required by Form N-PX and such other information regarding proxy voting as may reasonably be requested by the Board of Trustees or Advisor.  Subadvisor shall use its good faith judgment to vote or abstain from voting proxies in a manner which it reasonably believes best serves the interests of Fund shareholders.

(h)

Agent.  Subject to any other written instructions of Advisor, the Trust or the Funds, Subadvisor is hereby appointed as Advisor’s, the Trust’s and the Funds’ agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents as Subadvisor is requested by brokers, dealers, counterparties and other persons in connection with its management of the Investments; provided, however, that any such documentation that the Subadvisor shall execute shall comply in all material respects with all laws, rules and regulations applicable to the business of the Trust, including but not limited to the 1940 Act and the rules and regulations thereunder.  Subadvisor shall provide the Advisor and the Trust with copies of any documents executed on behalf of the Trust hereunder as soon as possible after the execution of any such documents.

(i)

Compliance with Applicable Law and Governing Documents.  With respect to all matters relating to its performance under this Agreement, Subadvisor and its directors, officers, partners and employees will act in accordance in all material respects with applicable law and with the Trust’s governing instruments and regulatory filings, including the Trust’s Declaration of Trust, amended and restated Bylaws, currently effective Registration Statement under the 1940 Act and the 1933 Act and each Fund’s Prospectus, policies and procedures, copies of which the Advisor has provided to Subadvisor prior to the date hereof, (collectively, “Governing Instruments and Regulatory Filings”) and any reasonable instructions or directions of the Trust, its Board of Trustees or Advisor provided in writing.  Advisor will promptly provide Subadvisor with any material amendments, supplements or other changes to the Governing Instruments and Regulatory Filings, and upon receipt, Subadvisor will act in accordance with such amendments, supplements or other changes.

(j)

Trust’s Name; Advisor’s Name.  Subadvisor will have no rights relating to the Trust’s name, each Fund’s name or in the name “Mutuals.com” as it is used in connection with investment products, services or otherwise, and Subadvisor will make no use of such names without the express written consent of the Trust, the Funds or Advisor, as the case may be; provided that notwithstanding anything in this Agreement, Subadvisor shall be entitled to use each Fund’s name and the name “Mutuals.com” in Form ADV or any other document required to be filed with any governmental agency or self-regulatory organization and in marketing materials for the limited purpose of indicating that Subadvisor is the subadvisor to the Funds.  Subadvisor may use each Fund’s name and “Mutuals.com” in marketing materials for other purposes subject to prior review and approval by Advisor.

(k)

Personal Securities Transactions.  Subadvisor will comply in all material respects with Rule 17j-l under the 1940 Act.  Upon reasonable request during any business day, Subadvisor will promptly make available to Advisor or the Fund any reports concerning the Fund required to be made by Subadvisor pursuant to Rule 17j-1 under the 1940 Act.  On a quarterly basis, Subadvisor shall either certify that there have been no violations of its Code of Ethics or identify any violations.

(l)

Fair Valuation.  In accordance with procedures adopted by the Board of Trustees of the Trust, as amended from time to time, Subadvisor shall provide appropriate assistance with fair valuation of those securities in which it invests a Fund’s assets for which readily available market prices are unavailable.

(m)

Regulatory Filings.  Subadvisor will provide a back-up certification to Advisor in a form reasonably satisfactory to each party relating to the Trust’s periodic reports on Form N-CSR and Form N-Q with respect to matters of which Subadvisor has firsthand knowledge.

(n)

Compliance Oversight.  Subadvisor agrees to cooperate with periodic reviews of Subadvisor’s compliance program by the Funds’ compliance personnel and to provide to the Funds such additional information and certifications regarding Subadvisor’s policies and procedures as may reasonably be requested by the Funds’ compliance personnel. All such reviews and requests for information shall be directed to the Subadvisor’s Chief Compliance Officer.  Subadvisor agrees to promptly notify the Advisor of any material compliance violations which affect the Funds.

(o)

Section 15(c) Request for Information.  Subadvisor shall provide such information as may reasonably be requested by the Board of Trustees of the Trust, or its counsel, under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

(p)

Material Adverse Change.  Subadvisor shall immediately notify the Advisor if the Subadvisor suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties under the Agreement.  For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, the departure of Charles L. Norton or Allen R. Gillespie.

3.

Services to Competing Funds.  Except as consented to by the Advisor in writing (which consent shall not be unreasonably withheld), during the term of this Agreement (and for an additional period if agreed to in writing by the parties prior to termination of this Agreement), Subadvisor (and its successors) and any person or entity controlled by Subadvisor other than individual employees, will not act as investment advisor or subadvisor or render investment advice to or sponsor, promote or distribute any investment company (or portfolio thereof) that is substantially identical to either Fund.

4.

Duties of Advisor.  Advisor will continue to be responsible for all services to be provided to the Funds pursuant to the Advisory Agreement, and shall oversee and review Subadvisor’s performance under this Agreement.

5.

Independent Contractor.  Subadvisor will be an independent contractor in performing its duties under this Agreement and unless otherwise expressly provided herein or otherwise authorized in writing, will have no authority to act for or represent the Trust, the Funds or Advisor in any way or otherwise be deemed an agent of the Trust, the Funds or Advisor.

6.

Compensation.  Advisor will pay Subadvisor a fee for its services (the “Subadvisory Fee”) at an annual rate of 0.12% of the Generation Wave Growth Fund’s average daily net assets, and an annual rate of 0.08% of the Vice Fund’s average daily net assets. Subject to the foregoing, the Subadvisory Fee shall be accrued each calendar day during the term of this Agreement and the sum of the daily fee accruals shall be paid monthly as soon as practicable following the last day of each month.

7.

Expenses.  Subadvisor shall bear its own expenses incurred by it in connection with its services under this Agreement other than the cost of Investments (including brokerage commissions and other transaction charges, if any, on such Investments) purchased or sold by the Funds.  In addition, Subadvisor will, from time to time at its sole expense, employ such persons as it reasonably believes to be particularly fitted to assist it in the execution of its duties hereunder.  Subadvisor shall not be responsible for the Funds’ or the Advisor’s expenses.  Specifically, Subadvisor will not be responsible for expenses of the Funds or the Advisor, including, but not limited to, the following:  (a) charges and expenses for determining each Fund’s net asset value and the maintenance of each Fund’s books and records and related overhead; (b) the charges and expenses of the Funds’ lawyers and auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and/or administrator appointed by the Funds; (d) brokers’ commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Funds to federal, state or other government agencies; (f) fees and expenses required to be paid for registration with the SEC, or any fees and expenses required to be paid for the sale of a Fund’s shares in any state; (g) expenses related to shareholders’ and directors’ meetings, and the preparation, printing and distribution of prospectuses, proxy statements, reports to shareholders and other sales literature of the Funds; (h) distribution fees payable pursuant to rule 12b-1 under the 1940 Act; (i) compensation payable to the Funds’ trustees; and (j) marketing and advertising relating to the Funds.

8.

Representations and Warranties of Subadvisor.  Subadvisor represents and warrants to Advisor, the Trust, and the Funds as follows:

(a)

Subadvisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

(b)

Subadvisor will not engage in any futures transactions or options thereon on behalf of a Fund prior to Subadvisor filing a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association or becoming otherwise qualified to act as a commodity trading advisor under the CEA;

(c)

Subadvisor is a corporation duly organized and validly existing under the laws of the State of South Carolina with the power to carry on its business as it is now being conducted;

(d)

The execution, delivery and performance by Subadvisor of this Agreement are within its powers and have been duly authorized by all necessary action, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement, and the execution, delivery and performance by Subadvisor of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, Subadvisor governing instruments or any agreement, judgment, injunction, order, decree or other instrument binding upon Subadvisor;

(e)

This Agreement is a valid and binding agreement of Subadvisor;

(f)

Subadvisor has provided its current (and will promptly provide all amendments thereto) Form ADV (Parts I and II) to Advisor, and each Form ADV provided to Advisor is and will be a true and complete copy of Subadvisor’s Form ADV and, to the best of Subadvisor’s knowledge and belief, the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(g)

Subadvisor has provided its Code of Ethics to Advisor along with the certification required by Rule 17j-1(c)(1)(ii) under the 1940 Act.  In accordance with Rule 17j-1, the Subadvisor will submit any material changes to such Code of Ethics to the Trust’s Board of Trustees for approval no later than six months after its adoption of the material changes.  During the term of this Agreement, Subadvisor will annually certify to the Trust’s Board of Trustees that it has adopted procedures reasonably necessary to prevent persons subject to such Code from violating the Code of Ethics, and will describe in a written report any issues arising under the Code regarding material violations of the Code and sanctions imposed in response thereto;

(h)

Subadvisor has adopted, maintains and implements written policies and procedures with regard to the protection of customer records and information, as required by Regulation S-P;

(i)

Subadvisor has adopted proxy voting policies which comply in all material respects with the requirements of the 1940 Act; and

(j)

Subadvisor represents, warrants and agrees that it has adopted and implemented, and will maintain throughout the term of this Agreement, policies and procedures, as required by Rule 206(4)-7 under the Advisers Act.  Subadvisor has provided the Fund with true and complete copies of such policies and procedures (or summaries thereof).

9.

Representations and Warranties of Advisor.  Advisor represents and warrants to Subadvisor, as follows:

(a)

Advisor is registered as an investment advisor under the Advisers Act;

(b)

Advisor is a corporation duly organized and validly existing under the laws of Texas with the power to carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by Advisor of this Agreement are within its powers and have been duly authorized by all necessary action, and Advisor has caused to be taken all necessary action under the Advisory Agreement and the 1940 Act to authorize the retention of Subadvisor under this Agreement, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement and the execution, delivery and performance by Advisor of this Agreement do not contravene or constitute a default under any provisions of applicable law, rule or regulation, Advisor Governing Instruments or any agreement, judgment, injunction, order, decree or other instrument binding upon Advisor;

(d)

This Agreement is a valid and binding agreement of Advisor; and

(e)

Advisor has provided to Subadvisor the Trust’s current Registration Statement on Form N-1A relating to the Funds, and agrees to promptly provide Subadvisor with all supplements or amendments thereto relating to the Funds and to advise Subadvisor promptly in writing of any changes in the Fund’s investment policies or restrictions.

10.

Survival of Representations and Warranties.  All representations and warranties made by the parties pursuant to Sections 8 and 9 will survive for the duration of this Agreement, and each party will immediately notify the other party in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

11.

Liability and Indemnification.

(a)

Liability.  In the absence of willful misfeasance, conduct that is unlawful or contrary to this Agreement, gross negligence, or reckless disregard on the part of Subadvisor of its duties or obligations under this Agreement, Subadvisor shall not be subject to any liability to Advisor for any act or omission in the course of, or in connection with, rendering services hereunder or for any loss suffered by the Advisor, the Trust, the Funds (including losses that may be sustained in the purchase, holding or sale of Investments), or its shareholders in connection with matters to which this Agreement relates.  In the absence of willful misfeasance, conduct that is unlawful or contrary to this Agreement, gross negligence, or reckless disregard on the part of the Advisor of its duties or obligations under this Agreement, the Advisor shall not be subject to any liability to Subadvisor for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Advisor or Subadvisor from any of their respective obligations under applicable law, including without limitation, federal and state securities laws and the CEA.

(b)

Indemnification.  Subadvisor shall indemnify the Advisor and its respective officers, trustees and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act), for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadvisor’s willful misfeasance, conduct that is unlawful or contrary to this Agreement, gross negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.  The Advisor shall indemnify the Subadvisor and its managing members, officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act) for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Advisor’s willful misfeasance, conduct that is unlawful or contrary to this Agreement, gross negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.

12.

Duration and Termination.

(a)

Duration.  This Agreement shall begin as of the date of execution hereof and shall continue in effect for two years from the date hereof and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation shall be specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Trust, including a majority of the trustees who are not parties to this Agreement or “interested persons” of any such party (as defined in the 1940 Act), cast in person at a meeting called for that purpose or (ii) by the vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of each Fund.  Advisor will use its good faith efforts to facilitate such annual approval unless it believes that the continuation of this Agreement is not in the best interest of the Funds.

(b)

Termination.  Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time, without payment of any penalty:  (i) by the vote of a majority of the Board of Trustees of the Trust, by the vote of a majority of the outstanding voting securities of a Fund or by Advisor, in each case upon not more than 60 days’ written notice; or (ii) by Subadvisor upon not less than 120 days’ written notice to Advisor, the Trust, and the Funds.  This Agreement shall also terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act) or upon the termination of the Advisory Agreement.  In the event of an assignment (as previously defined) of this Agreement and to the extent that the Advisor decides, subject to approval by the Board of Trustees, that Subadvisor should continue to serve as subadvisor to the Funds, Subadvisor shall pay for all expenses incurred by the Trust, including attorneys’ fees, in the preparation of the proxy statement and solicitation of shareholder approval of a new subadvisory agreement with Subadvisor.

13.

Amendment.  This Agreement may be amended by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by (i) the affirmative vote of a majority of the Board of Trustees of the Trust cast in person at a meeting called for that purpose, including a majority of trustees who are not “interested persons” of the Funds or the Advisor, and (ii) if necessary, by a vote of a majority of the outstanding voting securities of each Fund.  If such amendment is proposed in order to comply with the requirements of the SEC, state regulatory bodies or other governmental authorities, Advisor will notify Subadvisor of the form of amendment which it deems necessary or advisable and the reasons therefor.

14.

Confidentiality.  Subject to the duties of the parties to comply with applicable laws, including any demand of any regulatory or taxing authority having jurisdiction or under compulsory process of law, each party shall treat as confidential all non-public information pertaining to the Funds and the actions of Subadvisor, the Advisor and the Trust in respect thereof.  Subadvisor agrees to adhere to the privacy policies adopted by the Trust pursuant to Regulation S-P under the Gramm-Leach-Bliley Act.  Subadvisor will not share any nonpublic personal information concerning a Fund’s shareholders with any other party except as necessary for the performance of duties under this Agreement or as required by law or allowed under one of the exceptions set forth in Regulation S-P.

15.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the following addresses and facsimile numbers designated below (or to such other address or facsimile numbers as a party may designate by notice to the other party):

If to Advisor:

Mutuals Advisors, Inc.

700 North Pearl Street, Suite 900

Dallas, Texas 75201

(888) 688-8257

If to Subadvisor:

GNI Capital, Inc.

15455 Dallas Parkway, Suite 600

Addison, Texas 75001

(972) 764-3275

16.

Governing Law.  This Agreement is governed by and construed in accordance with the laws of the United States and the internal laws of the State of Texas, without giving effect to conflicts of laws principles; provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective Acts.

17.

Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

18.

Severability.  If any provision of this Agreement is held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

19.

Miscellaneous.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

MUTUALS ADVISORS, INC.

on behalf of the Generation Wave Growth Fund
and the Vice Fund

By:

Name:

Michael J. Henry

Title:

President

GNI CAPITAL, INC.

By:

Name:

Charles L. Norton, CFA

Title:

Principal

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR PROPOSALS 1 AND 2.  PROPOSALS 1
AND 2 ARE BEING PROPOSED BY MUTUALS.COM.

Please mark here for address change or comments.
SEE REVERSE SIDE.
Please mark your votes as indicated in this example.	X

1. Approval of a subadvisory agreement between Mutuals Advisors, Inc., the Fund’s investment advisor (the “Advisor”) and GNI Capital, Inc., with respect to the Generation Wave Growth Fund.			3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

FOR	AGAINST	ABSTAIN

Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign. When signing as
attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized
person.

□	□	□

2. Approval of a proposal to permit the Advisor to hire and replace subadvisors or to modify subadvisory agreements without shareholder approval.

FOR	AGAINST	ABSTAIN	Dated:	, 2006
□	□	□
(Signature)

(Signature if held jointly)

PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

▲ FOLD AND DETACH HERE ▲

MUTUALS.COM

Special Meeting

of

Generation Wave Growth Fund Shareholders

Friday, July 14, 2006

8:00 a.m.

777 East Wisconsin Avenue

Floor 3

Milwaukee, Wisconsin 53202

Agenda
●	Approval of a subadvisory agreement between Mutuals Advisors, Inc. and GNI Capital, Inc. with respect to the Generation Wave Growth Fund.
●	Approval of a proposal to permit Mutuals Advisors, Inc. to hire and replace subadvisors or to modify subadvisory agreements without shareholder approval.
●	Transact such other business as may properly come before the meeting.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

OF THE

GENERATION WAVE GROWTH FUND

The undersigned shareholder of the Generation Wave Growth Fund (the “Fund”), a series of MUTUALS.com, a Delaware statutory trust (the “Trust”), hereby appoints Michael J. Henry and Rachel A. Spearo, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the special meeting of shareholders of the Fund (the “Meeting”) to be held at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Floor 3, Milwaukee, Wisconsin 53202 on July 14, 2006, at 8:00 a.m., Central time, and any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the day of the special meeting.

Your vote is important, no matter how many shares you own.  The matters we are submitting for your consideration are significant to the Fund and to you as a shareholder.   If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this in one of three ways as detailed below.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Please take the time to read the proxy statement.  Voting by proxy will not prevent you from personally casting your votes at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.  A prior proxy can also be revoked through the website or toll-free telephone number noted below.

Internet http://www.proxyweb.com Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-888-221-0697 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR PROPOSALS 1 AND 2.  PROPOSALS 1
AND 2 ARE BEING PROPOSED BY MUTUALS.COM.

Please mark here for address change or comments.
SEE REVERSE SIDE.
Please mark your votes as indicated in this example.	X

1. Approval of a subadvisory agreement between Mutuals Advisors, Inc., the Fund’s investment advisor (the “Advisor”) and GNI Capital, Inc., with respect to the Vice Fund.			3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

FOR	AGAINST	ABSTAIN

Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

□	□	□

2. Approval of a proposal to permit the Advisor to hire and replace subadvisors or to modify subadvisory agreements without shareholder approval.

FOR	AGAINST	ABSTAIN	Dated:	, 2006
□	□	□
(Signature)

(Signature if held jointly)

PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

▲ FOLD AND DETACH HERE ▲

MUTUALS.COM

Special Meeting

of

Vice Fund Shareholders

Friday, July 14, 2006

8:00 a.m.

777 East Wisconsin Avenue

Floor 3

Milwaukee, Wisconsin 53202

Agenda
●	Approval of a subadvisory agreement between Mutuals Advisors, Inc. and GNI Capital, Inc. with respect to the Vice Fund.
●	Approval of a proposal to permit Mutuals Advisors, Inc. to hire and replace subadvisors or to modify subadvisory agreements without shareholder approval.
●	Transact such other business as may properly come before the meeting.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

OF THE

VICE FUND

The undersigned shareholder of the Vice Fund (the “Fund”), a series of MUTUALS.com, a Delaware statutory trust (the “Trust”), hereby appoints Michael J. Henry and Rachel A. Spearo, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the special meeting of shareholders of the Fund (the “Meeting”) to be held at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Floor 3, Milwaukee, Wisconsin 53202 on July 14, 2006, at 8:00 a.m, Central time, and any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the day of the special meeting.

Your vote is important, no matter how many shares you own.  The matters we are submitting for your consideration are significant to the Fund and to you as a shareholder.   If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this in one of three ways as detailed below.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Please take the time to read the proxy statement.  Voting by proxy will not prevent you from personally casting your votes at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.  A prior proxy can also be revoked through the website or toll-free telephone number noted below.

Internet http://www.proxyweb.com Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-888-221-0697 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.